Exhibit 99.1

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 1 of 11

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	ATP Oil & Gas Corporation	PETITION DATE:	8/17/2012
CASE NUMBER:	12-36187	DISTRICT OF TEXAS:	Southern
PROPOSED PLAN DATE:	To be determined	DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY FOR NOVEMBER 2012

MONTH	8/17/12 to 8/31/12	9/30/2012	10/31/2012	11/30/2012
REVENUES (MOR-6)	$17,962,067	$37,184,014	$36,306,806	$31,765,591
INCOME(LOSS) FROM OPERATIONS (MOR-6)	1,618,169	6,864,948	5,013,051	(6,313,659)
NET INCOME (LOSS) (MOR-6)	(32,699,588)	(4,623,978)	(6,425,282)	(22,150,243)
PAYMENTS TO INSIDERS (MOR-9A)	75,859	152,426	159,194	159,194
PAYMENTS TO PROFESSIONALS (MOR-9A)	620,479	572,818	1,311,798	5,432,032

TOTAL DISBURSEMENTS (MOR-8)	$386,317,124	$68,035,477	$87,503,449	$57,414,266

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE	Are all accounts receivable being collected within terms? Are all post-petition liabilities, including taxes, being paid within terms? Have any pre-petition liabilities been paid?	Yes No No
CASUALTY LIABILITY VEHICLE WORKER’S OTHER	YES (X) NO ( ) YES (X) NO ( ) YES (X) NO ( ) YES (X) NO ( ) YES (X) NO ( )	06-30-13 10-31-13 10-31-13 06-30-13 06-01-13

If so, describe

In accordance with the authority that has been granted to ATP under court orders, certain prepetition liabilities relating to payroll, employee expense reimbursements, independent contractor fees, utility fees, capital expenditures for our Clipper project, and fees due on our bank accounts have been paid.

			Are all funds received being deposited into DIP bank accounts?	No
			Were any assets disposed of outside the normal course of business?	Yes
If so, describe
			Are all U.S. Trustee Quarterly Fee Payments current?	No
What is the status of your Plan of Reorganization?
We are in the preliminary stages of formulating a Plan of Reorganization.

ATTORNEY NAME:	Charles S. Kelley, Esq.	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
FIRM NAME:	Mayer Brown, LLP
ADDRESS:	700 Louisiana St.
	Suite 3400	SIGNED X	TITLE: Chief Accounting Officer
CITY, STATE, ZIP:	Houston, TX 77002
TELEPHONE/FAX:	(713) 238-3000	(ORIGINAL SIGNATURE)

	Keith R. Godwin	December 20, 2012
MOR-1	(PRINT NAME OF SIGNATORY)	DATE	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 2 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH
CURRENT ASSETS
Cash	$6,119,734	$47,144,872	$54,512,686	$39,600,277	$21,768,168
Restricted Cash	4,840,908	14,841,112	82,549,173	39,780,233	32,834,527
Accounts Receivable, Net	48,962,845	48,202,892	51,860,095	49,641,379	43,065,163
Accounts Receivable, Affiliates	699,367,083	705,099,121	710,056,471	715,813,853	721,441,532
Prepaid Expenses and Other Current Assets	18,938,661	19,533,602	14,207,138	11,902,075	15,435,513

TOTAL CURRENT ASSETS	778,229,231	834,821,599	913,185,563	856,737,817	834,544,903

Oil & Gas Properties	2,914,007,759	2,939,625,568	2,988,835,104	2,962,670,018	2,958,065,891
Less Accumulated DD&A and Impairment	1,622,583,195	1,636,941,332	1,650,846,528	1,664,818,884	1,685,343,773
OIL & GAS PROPERTIES, NET	1,291,424,564	1,302,684,236	1,337,988,576	1,297,851,134	1,272,722,118
OTHER ASSETS
1. Deferred Tax Assets	—	—	—	—	—
2. Investments in Affiliates	892,154,554	888,614,697	869,098,552	864,632,911	860,285,519
3. Deferred Financing Costs - net	2,075,258	2,171,506	1,970,434	1,836,314	1,756,502
4. Furniture & Fixtures, net	482,093	463,201	440,959	418,736	396,666
5. Other Non current Receivable	12,269,065	12,273,726	12,278,238	12,282,902	12,287,418

TOTAL ASSETS	$2,976,634,765	$3,041,028,965	$3,134,962,322	$3,033,759,814	$2,981,993,126

MOR-2	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 3 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS’ EQUITY	FILING DATE 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	$—	$501,051,920	$631,908,259	$559,111,503	$573,175,745
PRE-PETITION LIABILITIES
Secured obligations	2,014,806,960	1,650,999,715	1,648,605,960	1,651,917,233	1,666,895,379
Priority unsecured obligations	11,287,816	11,287,816	10,759,598	10,759,598	10,759,598
Unsecured obligations	251,241,600	251,241,600	198,576,609	191,241,071	153,633,566
Other pre-petition obligations	—	—	—	—	—

TOTAL CLAIMABLE PRE-PETITION LIABILITIES	2,277,336,376	1,913,529,131	1,857,942,167	1,853,917,902	1,831,288,543

Asset Retirement Obligation(1)	149,468,228	150,114,665	149,970,805	151,553,115	150,540,263
Derivative Liability	1,962,381	—	—	—	—
Other Long-term obligations(2)	544,832,478	510,150,491	536,415,044	520,685,753	504,590,990

TOTAL LIABILITIES	2,973,599,463	3,074,846,207	3,176,236,275	3,085,268,273	3,059,595,541

OWNERS’ EQUITY (DEFICIT)
PREFERRED STOCK	277,406,044	277,406,044	277,406,044	136,457,044	136,457,044
COMMON STOCK	52,660	52,660	52,660	73,288	73,288
TREASURY STOCK	(911,729)	(911,729)	(911,729)	(911,729)	(911,729)
ADDITIONAL PAID-IN CAPITAL	536,339,243	536,976,475	537,384,047	678,615,495	678,990,045
8/1-8/17 TRANSLATION ADJUSTMENT(3)	1,363,677	—	—	—	—
RETAINED EARNINGS: Filing Date	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)
RETAINED EARNINGS: Post Filing Date	—	(32,699,588)	(37,323,566)	(43,748,848)	(65,899,091)
Equity in earnings of ATPIP and ATP Titan: Post Filing Date	—	(3,426,511)	(6,666,816)	(10,779,116)	(15,097,379)

TOTAL OWNERS’ EQUITY (NET DEFICIT)	3,035,302	(33,817,242)	(41,273,953)	(51,508,459)	(77,602,415)

TOTAL LIABILITIES & OWNERS’ EQUITY	$2,976,634,765	$3,041,028,965	$3,134,962,322	$3,033,759,814	$2,981,993,126

MOR-3	Revised 07/01/98

(1)	ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements, some of which have not been determined as of the date of this filing.
(2)	Other long-term obligations include term NPI and ORRI interests which are accounted for as long-term obligations under GAAP because they are granted on proved properties where production is reasonably assured. Amounts associated with these other long-term obligations are not payable until production occurs.
(3)	Our August 17 through August 31, 2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible; otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required.

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 4 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH
TRADE ACCOUNTS PAYABLE (MOR 5)	$11,682,314	$9,262,572	$4,618,385	$14,180,863
ACCOUNTS PAYABLE - AFFILIATES	—	5,762,204	5,766,203	5,764,704
TAX PAYABLE
Federal Payroll Taxes	—	—	—	—
State Payroll Taxes	—	—	—	—
Ad Valorem Taxes	—	—	—	—
Other Taxes	—	—	—	—

TOTAL TAXES PAYABLE	—	—	—	—

SECURED DEBT POST-PETITION	414,344,609	524,877,029	525,532,714	528,769,960
ACCRUED INTEREST PAYABLE	583,204	4,625,503	4,852,269	5,000,980
ACCRUED PROFESSIONAL FEES*	746,512	440,553	715,540	—
OTHER ACCRUED LIABILITIES
1. Payroll accruals	—	—	—	—
2. Other accruals	55,145,058	77,503,779	10,701,453	12,937,793
3. Other payables	18,550,223	9,436,619	6,924,939	6,521,445

TOTAL POST-PETITION LIABILITIES (MOR-3)	$501,051,920	$631,908,259	$559,111,503	$573,175,745

*	Payment requires Court Approval

MOR-4	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 5 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

AGING OF POST-PETITION LIABILITIES MONTH         11/30/2012

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES
0-30	$14,540,604	$14,540,604	$—	$—	$—
31-60	(361,626)	(361,626)	—	—	—
61-90	1,885	1,885	—	—	—
91+	—	—	—	—	—

TOTAL	$14,180,863	$14,180,863	$—	$—	$—

AGING OF ACCOUNTS RECEIVABLE

DAYS	TOTAL	Revenue	Joint Interest(1)	Other(2)
0-30 DAYS	$36,573,488	$33,758,679	$2,814,809	$—
31-60 DAYS	428,866	(109)	428,037	$938
61-90 DAYS	2,671,069	—	2,600,069	71,000
91+ DAYS	3,391,740	(358,852)	3,073,983	676,609

TOTAL	$43,065,163	$33,399,718	$8,916,898	$748,547

MOR-5	Revised 07/01/98

(1) 91+ day balance includes	$2,013,375 of amounts being withheld over WI% dispute and
$415,789 of amounts regarding Black Elk/Nippon lawsuit
(2) 91+ day balance includes	$434,636 due from Israel Tax Authority for VAT taxes and other receivables

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 6 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

STATEMENT OF INCOME (LOSS)

	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	$17,962,067	$37,184,014	36,306,806	31,765,591			$123,218,478
							—
GROSS PROFIT	17,962,067	37,184,014	36,306,806	31,765,591			123,218,478
OPERATING EXPENSES:
Lease Operating Expenses	3,596,446	7,405,660	7,072,186	8,386,269			26,460,561
Processing fees, related party	3,456,290	6,590,000	6,643,000	6,590,000			23,279,290
DD&A /Impairment	6,958,244	13,927,439	13,994,578	20,546,958			55,427,219
Accretion	508,076	1,059,370	1,032,207	1,000,518			3,600,171
Abandonment(Gain)/Loss	32,108	130,910	—	—			163,018
Compensation Expense	778,853	1,165,292	1,359,794	1,265,270			4,569,209
Professional Fees	882,462	(35,889)	967,109	341,154			2,154,836
Other General & Administrative	131,419	76,284	224,881	(50,919)			381,665

TOTAL OPERATING EXPENSES	16,343,898	30,319,066	31,293,755	38,079,250			116,035,969

INCOME (LOSS) FROM OPERATIONS (MOR-1)	1,618,169	6,864,948	5,013,051	(6,313,659)			7,182,509
INTEREST INCOME	2,033,953	4,504,888	4,860,557	4,818,186			16,217,584
INTEREST (EXPENSE), NET	(2,191,113)	(13,303,416)	(15,464,387)	(16,457,399)			(47,416,315)
DERIVATIVES GAIN/(LOSS)	—	(30,879)	(972)	4,387			(27,464)
DEBT EXTINGUISHMENT GAIN/(LOSS)	(6,937,100)	—	—	—			(6,937,100)

TOTAL INT, DER. & OTHER ITEMS	(7,094,260)	(8,829,407)	(10,604,802)	(11,634,826)			(38,163,295)

NET INCOME (LOSS) BEFORE REORGANIZATION EXPENSES	(5,476,091)	(1,964,459)	(5,591,751)	(17,948,485)			(30,980,786)

REORGANIZATION (EXPENSES):
US Trustee fees	(30,000)	—	(30,000)	—			(60,000)
Professional fees	(1,037,305)	(2,659,519)	(803,531)	(4,201,758)			(8,702,113)
Debt valuation adjustments	—	—	—	—			—
Claims adjustments	(26,156,192)	—	—	—			(26,156,192)
Interest income	—	—	—	—			—
REORGANIZATION EXPENSES, NET:	(27,223,497)	(2,659,519)	(833,531)	(4,201,758)			(34,918,305)

NET INCOME (LOSS) (MOR-1)	$(32,699,588)	$(4,623,978)	$(6,425,282)	$(22,150,243)			$(65,899,091)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 7 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

CASH RECEIPTS AND DISBURSEMENTS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$6,119,734	$47,144,872	$54,512,686	$39,600,277			$6,119,734
RECEIPTS:
1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE	21,003,439	34,319,343	29,583,979	31,906,235			116,812,996
2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE	—	681,206	383,486	75,705			1,140,397
3. OTHER OPERATING RECEIPTS (MOR-7B)	—	310,803	115,223	653,805			1,079,831
4. FINANCING RECEIPTS (MOR-7B)	406,338,823	40,091,939	42,508,352	6,946,412			495,885,526

TOTAL RECEIPTS**	427,342,262	75,403,291	72,591,040	39,582,157			614,918,750

(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
5. TERM-LIMITED ORRI	940,089	2,991,609	1,766,390	3,838,613			9,536,701
6. TERM-LIMITED NPI	—	12,645,837	21,087,710	16,535,724			50,269,271
7. DERIVATIVE SETTLEMENTS PAID (RECEIVED)	2,141,118	30,879	90,352	(4,387)			2,257,962
8. LEASE OPERATING COSTS	—	1,702,508	10,662,317	3,560,882			15,925,707
9. GOMEZ PIPELINE OBLIGATION	830,833	877,160	1,026,951	898,828			3,633,772
10. TITAN FEE	5,500,000	10,000,000	5,000,000	5,000,000			25,500,000
11. ATPIP FEES	1,571,182	1,571,682	1,518,682	1,571,682			6,233,228
12. GENERAL & ADMINISTRATIVE (MOR-7B)	437,500	2,264,864	2,129,975	1,650,573			6,482,912
13. OTHER OPERATING DISBURSEMENTS (MOR-7B)	—	—	—	—			—

TOTAL DISBURSEMENTS FROM OPERATIONS	11,420,722	32,084,539	43,282,377	33,051,915			119,839,553

14. CAPEX CASH DISBURSMENTS (MOR-7B)	—	34,933,676	38,100,489	14,214,751			87,248,916
15. BANKRUPTCY & PROFESSIONAL FEES (MOR-7B)	620,479	572,818	1,311,798	5,432,032			7,937,127
16. FINANCING PAYMENTS - PRINCIPAL AND INTEREST (MOR-7B)	374,275,923	444,444	4,808,785	4,715,568			384,244,720

TOTAL DISBURSEMENTS**	386,317,124	68,035,477	87,503,449	57,414,266			599,270,316

17. NET CASH FLOW	41,025,138	7,367,814	(14,912,409)	(17,832,109)			15,648,434
18. CASH - END OF MONTH (MOR-2)	$47,144,872	$54,512,686	$39,600,277	$21,768,168			$21,768,168

MOR-7A	* Applies to Individual debtors only ** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 8 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

CASH RECEIPTS AND DISBURSEMENTS DETAIL	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH	FILING TO DATE
OTHER OPERATING RECEIPTS (Line 3)
Miscellaneous	$—	$310,803	$115,223	$653,805			$1,079,831

GENERAL & ADMINISTRATIVE (Line 12)
Compensation	352,523	1,235,511	1,008,815	907,731			3,504,580
Rent	—	55,812	110,518	—			166,330
Office and general costs	—	89,235	82,965	11,151			183,351
Travel related	—	26,191	20,791	10,447			57,429
D&O	82,413	81,233	97,420	20,502			281,568
Other costs	2,564	776,882	809,466	700,742			2,289,654
GENERAL & ADMINISTRATIVE TOTAL	437,500	2,264,864	2,129,975	1,650,573			6,482,912

OTHER OPERATING DISBURSEMENTS (Line 13)	—	—	—	—			—

CAPEX CASH DISBURSMENTS (Line 14)
Maintenance/Other	—	—	27,985	—			27,985
Clipper project	—	34,933,676	37,895,335	13,391,177			86,220,188
Gomez #9 project	—	—	—	—			—
Plugging and abandonment of oil and gas properties	—	—	177,169	823,574			1,000,743
CAPEX CASH DISBURSMENTS TOTAL	—	34,933,676	38,100,489	14,214,751			87,248,916

FINANCING PAYMENTS - PRINCIPAL AND INTEREST (Line 16)
1st lien principal and interest	367,338,823	—	—	—			367,338,823
New facility principal and interest	6,937,100	444,444	4,808,785	4,715,568			16,905,897
FINANCING PAYMENTS - PRINCIPAL AND INTEREST TOTAL	374,275,923	444,444	4,808,785	4,715,568			384,244,720

FINANCING RECEIPTS (Line 4)
New facility proceeds	$406,338,823	$40,091,939	$42,508,352	$6,946,412			$495,885,526

MOR-7B

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 9 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

CASH ACCOUNT RECONCILIATION MONTH OF         11/30/2012

BANK NAME	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	Green Bank
ACCOUNT NUMBER	113334321	1000027441	6300050955	58902066488	113400841	3300247239
ACCOUNT TYPE	Operating	Deposit	Controlled Disbursement	Cafeteria Plan	Other	Payroll	TOTAL
BANK BALANCE	$27,267,821	$—	$—	$27,655	$—	$258,097	$27,553,573
DEPOSITS IN TRANSIT	—	—	—	—	—	—	—
OUTSTANDING CHECKS	—	—	5,785,405	—	—	—	5,785,405
ADJUSTED BANK BALANCE	$27,267,821	$—	$(5,785,405)	$27,655	$—	$258,097	$21,768,168
BEGINNING CASH - PER BOOKS	$45,858,385	$—	$(6,506,562)	$31,748	$—	$216,706	$39,600,277
RECEIPTS*	38,923,965	658,192	—	—	—	—	39,582,157
TRANSFERS BETWEEN ACCOUNTS	(9,828,993)	(658,192)	9,587,185	—	—	900,000	—
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	—	—	—	—	—	—	—
CHECKS/OTHER DISBURSEMENTS*	47,685,536	—	8,866,028	4,093	—	858,609	57,414,266
ENDING CASH - PER BOOKS	$27,267,821	$—	$(5,785,405)	$27,655	$—	$258,097	$21,768,168

MOR-8	* Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7A	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 10 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH
1. T. Paul Bulmahn (salary)	$17,767	$36,197	$36,798	$36,798
2. Leland E. Tate (salary)	14,634	29,267	29,267	29,267
3. Albert L. Reese Jr. (salary)	11,577	23,154	24,863	24,863
4. George R. Morris (salary)	11,848	23,741	25,554	25,554
5. John E. Tschirhart (salary)	8,731	17,463	18,455	18,455
6. Keith R. Godwin (salary)	11,302	22,604	24,257	24,257

TOTAL INSIDERS (MOR-1)	$75,859	$152,426	$159,194	$159,194

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH
Debtor Professionals (MOR-9B)	$—	$—	$—	$4,169,875
DIP Lender Professionals (MOR-9B)	620,479	572,818	1,281,798	1,262,157
US Trustee (MOR-9B)	—	—	30,000	—

TOTAL PROFESSIONALS (MOR-1)	$620,479	$572,818	$1,311,798	$5,432,032

MOR-9A	Revised 07/01/98

Case 12-36187    Document 1093    Filed in TXSB on 12/20/12    Page 11 of 11

CASE NAME:	ATP Oil & Gas Corporation
CASE NUMBER:	12-36187

PAYMENTS TO PROFESSIONALS

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH	MONTH
DEBTOR PROFESSIONALS
Debtor Legal Advisors
1 Mayer Brown, LLP	$—	$—	$—	$2,084,621
2 Munsch, Hardt, Kopf & Harr, PC	—	—	—	10,668
Debtor Financial Advisors
3 Jefferies & Company, Inc.	—	—	—	1,093,148
4 Opportune, LLP	—	—	—	534,924
Debtor Other
5 Kurtzman Carson Consultants, LLC	—	—	—	446,514

TOTAL DEBTOR PROFESSIONALS (MOR-9A):	—	—	—	4,169,875

DIP LENDER PROFESSIONALS
DIP Legal Advisors
6 Bingham McCutchen LLP	620,479	—	429,209	669,528
7 Cravath, Swaine & Moore LLP	—	572,818	—	—
8 Winstead PC	—	—	317,303	304,440
DIP Financial Advisors
9 Houlihan Lokey	—	—	535,286	164,133
DIP Other
10 Netherland Sewell & Associates, Inc.	—	—	—	40,540
11 Arthur C. Leblanc, Jr	—	—	—	83,516

TOTAL DIP PROFESSIONALS (MOR-9A):	620,479	572,818	1,281,798	1,262,157

12 US Trustee Payment Center (MOR-9A)	$—	$—	$30,000	$—

MOR-9B	Revised 07/01/98